--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

October 22, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended September 30, 2001. The net asset value per common share at that date was $13.43. During the quarter, three $0.105 per share monthly dividends were declared and paid to common shareholders of record on July 13, 2001, August 15, 2001, and September 14, 2001.

    During the quarter the Fund completed the exercise of the overallotment option from its initial public offering, bringing the total equity raised to $356 million in net proceeds. In addition, on July 25, 2001, the Fund issued $125 million of Auction Rate Cumulative Preferred Shares. These securities were rated 'AAA/aaa' by Standard & Poor's and Moody's. At September 30, 2001, the dividend rates on the Auction Rate Preferred securities were 2.95% and 3.15% for Series M and Series W Auction Rate Cumulative Preferred Shares, respectively. In order to lock in the dividend rate on a portion of the Auction Rate Preferred financing the Fund entered into interest rate swaps for a notional value of $93.8 million.

INVESTMENT REVIEW

    For the three months ended September 30, 2001, Cohen & Steers Advantage Income Realty Fund had a total return, based on income and change in net asset value, of - 6.9%. This performance compares to the Fund's benchmark, the NAREIT Equity REIT Index* return of - 2.6%. The third quarter was the Fund's first full quarter of performance, but represents the period during which the proceeds from the Fund's issuance of Auction Rate Preferred shares were being invested. As of September 30, 2001, the Fund was 98% invested in real estate securities.

    The investment climate clearly changed in the third quarter, but the run of REIT out-performance did not. As shown in the table below, in every period, both pre- and post-Attack, REITs displayed much lower downside volatility than the broader market and continued to register positive returns in a year that is shaping up to be one of the worst in many years.

                                             TOTAL RETURNS
                                  -----------------------------------
                                   NAREIT                               NAREIT      NAREIT
                                   EQUITY      S&P 500       NASDAQ     VS. S&P   VS. NASDAQ
                                  ---------   ----------     ------     -------   ----------
1/1/01 -- 9/10/01...............     10.2%      - 16.5%       - 31.2%    26.7%      41.4%
9/17-28 (POST-ATTACK)...........    - 1.5%       - 4.6%       - 11.6%     3.1%      10.1%
9 MONTHS 2001...................      8.5%      - 20.4%       - 39.2%    28.9%      47.7%
Q3: 2001........................    - 2.6%      - 14.7%       - 30.6%    12.1%      28.0%

    Prior to the disruption to the marketplace caused by the September 11 Attack, most of the trends that we have seen during 2001 remained in place. The exception to this is that the larger companies outperformed the smaller companies by a modest margin, and we believe that this was possibly the result of the anticipation of the inclusion of REITs in the S&P 500 Index. Post-September 11, the Fund's performance was affected primarily by

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

our holdings in the Hotel sector, which was the greatest casualty of the Attack. We sold these issues due to the potentially severe near and long-term damage to their fundamentals. It now appears that the hotel industry recovery we expected in 2002, predicated on a limited supply of new rooms, will be delayed materially due to the dramatic decline in demand.

    Immediately following the end of the quarter, REITs encountered several crosscurrents. For the first time in years, several REITs, including those in the Office, Apartment and Hotel sectors announced lower future earnings guidance due to the swift changes in the economic climate. Many more such alerts can be expected as most companies in and outside the real estate industry come to grips with the clear-cut onset of an economic downturn in the U.S. While analysts have generally lowered their forecast growth rates for most REITs, with the exception of Hotel REITs, they continue to expect, as do we, positive comparisons in both 2001 and 2002. Additionally the long-awaited announcement by Standard & Poor's of the inclusion of REITs in the S&P 500 Index, as well as some of their smaller capitalization indexes became effective in early October. In addition, the Fed's lowering of interest rates to the lowest level in a generation continues to enhance the attractiveness of the relatively higher dividend yields generally offered by REITs, as compared to other income-generating investments.

INVESTMENT OUTLOOK

    Never before has the 'Fire vs. Ice' debate been argued more passionately in the investment community. The Fire scenario contemplates a V-shaped recovery to be in place sometime early next year. This renewed growth would be accompanied by high inflation due to excessive monetary and fiscal stimulus. Post-9/11 this stimulus will be even greater due to a ramp up in military and security expenditures. The opposing theory, Ice, is that we are headed for a protracted economic slowdown that cannot be avoided due to the synchronous decline in worldwide economies and the excesses of the past boom that have yet to be corrected. Further, post-9/11 commerce has slowed even more due to the diversion of productive resources and insecurity among the population that leads to a higher savings rate and less travel.

    Our view is that though each of these extremes is possible, something in between the two extremes is most likely. We are assuming that history will repeat itself and the basic principles of economics have not changed. Thus, the massive monetary and fiscal stimulus being directed at the U.S. economy, free of typical political rhetoric, gives us confidence that the economy will regain strength sometime in 2002. While we cannot predict the precise shape of this recovery, and indeed the development of the armed conflict in the Middle East is very likely to influence the course of events, our operative assumption is that, indeed, growth will resume.

    Unfortunately, before we can assess the timing or magnitude of an economic recovery, we must first deal with the prospective duration and depth of the current economic recession. We believe that it is too soon to make any sound judgment in this regard. Absent the unstable world situation, we would have expected that the recession would be rather brief and mild, due to the extreme monetary and fiscal stimulus in effect before 9/11. The unstable world situation, however, and any repercussions on consumer and business behavior, profits and financial asset pricing may indeed exacerbate this downturn. As a result, our investment strategy requires a more

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

conservative bias because of the risks of worldwide events superceding traditional economic principles. This requires a very balanced and selective approach.

    In an environment of heightened economic uncertainty we will continue to emphasize diversification and companies with well covered dividends, sound balance sheets and visible and predictable earnings. Health Care and Retail remain important sector weightings. Health Care, particularly nursing homes and hospitals, remains in the early stages of a secular recovery. Retail as evidenced by our Regional Mall and Community Shopping Center holdings offers excellent relative value with a well diversified tenant base. The recent weakness in the Apartment sector has allowed some valuations to become more attractive -- we will assess this sector closely.

    We believe that REITs can continue to attract investor capital because they have characteristics that should be in even greater demand in the current period. Nearly all REITs own properties that are located entirely in the U.S., eliminating (or at least reducing) any risks from declining worldwide economies, currency fluctuations and sovereignty issues. The contractual nature of rents generally affords REITs lower profit volatility compared to other business sectors and, therefore, in our view should lead to lower price volatility. REITs also have valuation characteristics that are very tangible, and property has a unique permanence, resulting in asset values and consequent dividend yields. REIT earnings historically have been much less subject to variability and volatility than earnings of industrial or technology companies and there is nothing to suggest to us that these investment characteristics will not continue. Further, the decline in interest rates across the spectrum of maturities presents a huge opportunity for most REITs as well as other real estate owners. Their costs to finance, refinance and purchase properties are at unprecedented low levels, and they are already taking full advantage of this:
Commercial mortgage-backed securities issuance in 2001 is nearly 50% higher than last year and issuance of REIT unsecured debt has nearly doubled.

    Finally, while there is little concern today about increasing inflationary pressures, it must be considered that the unprecedented monetary and fiscal stimulus may, in the coming years, ignite an increasing level of price inflation. Should the world situation settle down quickly (which we, like all other Americans, hope is the case) and the recession indeed prove to be short and shallow, we believe this would be very favorable for real estate markets. In this case we believe demand would not collapse, vacancy rates would stabilize and an oversupply of space would not take place. Also, in that event, we believe it would not take either a lot of growth or a lot of time for many property markets to experience improvement.

    Since our last quarterly report, we have lived through one of the most horrific events ever to hit this nation. While we were fortunate that no one at Cohen & Steers was directly touched by this tragedy, we have many friends and business colleagues who are among those killed or missing. Our thoughts and prayers go out to these families. Being located in New York City, we also witnessed incredible acts of valor for which we as a community will be forever grateful. And in a testament to how great America truly is, we watched first hand as fierce competitors helped their fallen rivals pick up the pieces and quickly restored the nation's securities markets.

    In summary, neither a recession nor a war is good for America and most sectors of the economy, including real estate or the financial markets. Until we can assess the extent to which these two phenomena affect corporate profitability and consumer psychology, in our view a conservative investment posture is required. For many

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

investors, REITs satisfy the need for diversification, relatively lower volatility and relatively higher current income. We have designed our portfolio to pursue a conservative approach and to adhere to strict investment criteria that are intended to afford additional safety. As a result, we have confidence in our ability to pursue our goal of generating acceptable relative total returns.

Sincerely,

                          MARTIN COHEN             ROBERT H. STEERS
                          MARTIN COHEN             ROBERT H. STEERS
                          President                Chairman

                                     STEVEN R. BROWN
                                     STEVEN R. BROWN
                                     Portfolio Manager

-----------------------------------------------------------------------

         Cohen & Steers is online at WWW.COHENANDSTEERS.COM
    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
            So visit us today at WWW.COHENANDSTEERS.COM

-----------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                               NUMBER                    DIVIDEND
                                                             OF SHARES       VALUE        YIELD*
                                                             ----------   ------------   --------
EQUITIES                                           99.44%
  COMMON STOCK                                     74.61%
    APARTMENT/RESIDENTIAL                           6.89%
         Apartment Investment & Management Co. -- Class
           A..............................................       20,500   $    927,830     6.89%
         Gables Residential Trust.........................      269,700      8,269,002     7.86
         Home Properties of New York......................      153,900      4,869,396     7.21
         Post Properties..................................      133,400      4,946,472     8.41
         Summit Properties................................      183,700      4,822,125     7.05
         United Dominion Realty Trust.....................      547,600      7,819,728     7.56
                                                                          ------------
                                                                            31,654,553
                                                                          ------------
    DIVERSIFIED                                     3.16%
         Colonial Properties Trust........................      491,200     14,514,960     8.53
                                                                          ------------
    HEALTH CARE                                    12.94%
         Health Care Property Investors...................      243,400      9,358,730     8.11
         Healthcare Realty Trust..........................      423,700     10,804,350     9.10
         Health Care REIT.................................      445,000     11,214,000     9.29
         Nationwide Health Properties.....................      860,500     16,908,825     9.36
         Ventas...........................................    1,030,800     11,184,180     8.11
                                                                          ------------
                                                                            59,470,085
                                                                          ------------
    HOTEL                                           0.49%
         FelCor Lodging Trust.............................      166,800      2,243,460    16.36
                                                                          ------------
    INDUSTRIAL                                      3.29%
         First Industrial Realty Trust....................      503,900     15,117,000     8.77
                                                                          ------------
    MANUFACTURED HOME                               0.13%
         Chateau Communities..............................       21,100        621,395     7.40
                                                                          ------------
    OFFICE                                         14.82%
         Arden Realty Group...............................      354,300      9,059,451     7.67
         Brandywine Realty Trust..........................      420,600      8,971,398     8.25
         Crescent Real Estate Equities Co. ...............      592,500     12,709,125    10.26
         Highwoods Properties.............................      750,500     18,574,875     9.45
         Mack-Cali Realty Corp. ..........................      606,100     18,789,100     8.00
                                                                          ------------
                                                                            68,103,949
                                                                          ------------

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                               NUMBER                    DIVIDEND
                                                             OF SHARES       VALUE        YIELD*
                                                             ----------   ------------   --------
    OFFICE/INDUSTRIAL                              11.47%
         Kilroy Realty Corp. .............................       90,100   $  2,247,995     7.70%
         Liberty Property Trust...........................      634,100     18,192,329     8.23
         Prentiss Properties Trust........................      512,800     14,102,000     7.78
         Reckson Associates Realty Corp. -- Class B.......      712,500     18,175,875    10.19
                                                                          ------------
                                                                            52,718,199
                                                                          ------------
    SELF STORAGE                                    5.86%
         Public Storage -- Series A.......................      835,500     21,931,875     9.33
         Storage USA......................................      125,700      4,977,720     7.17
                                                                          ------------
                                                                            26,909,595
                                                                          ------------
    SHOPPING CENTER                                15.56%
      COMMUNITY CENTER                              6.67%
         Developers Diversified Realty Corp...............      931,200     16,715,040     8.25
         New Plan Excel Realty Trust......................      411,900      7,043,490     9.65
         Pan Pacific Retail Properties....................       42,900      1,130,415     6.91
         Regency Centers Corp. ...........................      224,000      5,768,000     7.77
                                                                          ------------
                                                                            30,656,945
                                                                          ------------
      REGIONAL MALL                                 8.89%
         CBL & Associates Properties......................       60,600      1,651,350     7.82
         JP Realty........................................      617,000     13,789,950     8.86
         Macerich Co......................................      697,700     15,419,170     9.59
         Simon Property Group.............................      186,600      5,021,406     7.80
         Taubman Centers..................................      397,200      4,965,000     8.00
                                                                          ------------
                                                                            40,846,876
                                                                          ------------
         TOTAL SHOPPING CENTER............................                  71,503,821
                                                                          ------------
             TOTAL COMMON STOCK (Identified
                cost -- $338,509,269).....................                 342,857,017
                                                                          ------------

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                               NUMBER                    DIVIDEND
                                                             OF SHARES       VALUE        YIELD*
                                                             ----------   ------------   --------
    PREFERRED STOCK                                24.83%
         Apartment Investment & Management Co., 9.00%,
           Series C.......................................       14,600   $    346,750     9.47%
         Apartment Investment & Management Co., 8.75%,
           Series D.......................................       58,100      1,375,808     9.21
         Apartment Investment & Management Co., 9.375%,
           Series G.......................................       52,800      1,285,680     9.61
         Apartment Investment & Management Co., 9.50%,
           Series H.......................................       10,500        255,675     9.77
         Apartment Investment & Management Co., 10.10%,
           Series Q.......................................       14,100        356,025    10.02
         Apartment Investment & Management Co., 10.10%,
           Series R.......................................      905,200     22,720,520     9.96
         CarrAmerica Realty Corp., 8.55%, Series C........       30,000        720,000     8.92
         CarrAmerica Realty Corp., 8.45%, Series D........          700         16,548     8.93
         #Chelsea Property Group, 8.375%, Series A........       27,400      1,137,100    10.10
         Crescent Real Estate Equities Co., 6.75%, Series
           A (Convertible)................................        2,000         37,720     8.96
         Crown American Realty Trust, 11.00%, Series A....      125,600      6,355,360    10.87
         Developers Diversified Realty Corp., 9.50%,
           Series A.......................................       22,100        550,290     9.56
         Developers Diversified Realty Corp., 9.44%,
           Series B.......................................       32,100        802,500     9.44
         Developers Diversified Realty Corp., 8.375%,
           Series C.......................................        4,400        103,620     8.87
         Developers Diversified Realty Corp., 8.68%,
           Series D.......................................        1,000         24,300     8.93
         #Duke-Weeks Realty Corp., 7.99%, Series B........       10,000        468,750     8.53
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)..................................      113,000      2,074,680    10.62
         FelCor Lodging Trust, 9.00%, Series B............       20,900        437,855    10.74
         Health Care Property Investors, 8.70%, Series
           B..............................................       10,000        251,000     8.69
         Healthcare Realty Trust, 8.875%, Series A........       26,600        658,084     8.97
         Health Care REIT, 8.875%, Series B...............       17,600        431,200     9.06
         #Highwoods Properties, 8.625%, Series A..........       15,925     14,372,313     9.56
         Innkeepers USA, 8.625%, Series A.................      200,500      3,859,625    11.22
         iStar Financial, 9.375%, Series B................       79,700      1,992,500     9.36
         iStar Financial, 9.20%, Series C.................       53,600      1,345,360     9.16
         iStar Financial, 8.00%, Series D.................      118,100      2,503,720     9.43
         Mid-America Apartment Communities, 9.50%, Series
           A..............................................       32,800        815,408     9.57
         Mid-America Apartment Communities, 8.875%, Series
           B..............................................       55,900      1,331,538     9.32
         Mid-America Apartment Communities, 9.375%, Series
           C..............................................       55,400      1,362,840     9.51
         #Nationwide Health Properties, 7.677%, Series
           P..............................................      221,000     17,210,375     9.86

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                               NUMBER                    DIVIDEND
                                                             OF SHARES       VALUE        YIELD*
                                                             ----------   ------------   --------
         New Plan Excel Realty Trust, 7.80%, Series D.....       40,000   $  1,757,500     8.93%
         PS Business Parks, 9.25%, Series A...............        3,300         81,840     9.31
         PS Business Parks, 9.50%, Series D...............      800,000     20,360,000     9.35
         Realty Income Corp., 9.375%, Series B............       28,000        700,000     9.36
         Realty Income Corp., 9.50%, Series C.............        8,000        204,320     9.32
         Rouse Captial, 9.25%, Series Z...................       17,700        430,110     9.51
         Simon Property, 7.89%, Series G..................       90,700      4,290,110     8.35
         Taubman Centers, 8.30%, Series A.................       49,500      1,089,495     9.45
                                                                          ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $111,959,963).....................                 114,116,519
                                                                          ------------
             TOTAL EQUITIES (Identified
                cost -- $450,469,232).....................                 456,973,536
                                                                          ------------

                                                             PRINCIPAL
                                                               AMOUNT        VALUE
                                                             ----------   ------------
  CORPORATE BONDS                                   0.29%
         LNR Property Corp., 10.50%, due 1/15/09..........   $  500,000        487,500
         New Plan Realty Trust, 6.90%, due 2/15/28........    1,000,000        857,059
                                                                          ------------
             TOTAL CORPORATE BONDS (Identified
                cost -- $1,263,422).......................                   1,344,559
                                                                          ------------
  COMMERCIAL PAPER                                  2.14%
         Citicorp, 3.30%, due 10/01/01 (Identified
           cost -- $9,858,000)............................    9,858,000      9,858,000
                                                                          ------------
TOTAL INVESTMENTS (Identified
  cost -- $461,590,654).......................... 101.87%                  468,176,095
LIABILITIES IN EXCESS OF OTHER ASSETS AND LIQUIDATION
  VALUE OF AUCTION RATE CUMULATIVE
  PREFERRED SHARES .............................. (29.07)%                (133,607,496)
                                                  ------                  ------------
NET ASSETS -- COMMON STOCK (Equivalent to $13.43 per share
  based on 24,909,413 shares of capital stock
  outstanding) ................................... 72.80%                  334,568,599
                                                  ------                  ------------
NET ASSETS -- AUCTION RATE CUMULATIVE PREFERRED SHARES,
  SERIES M AND SERIES W (Equivalent to $25,000 per
  share based on 2,500 shares outstanding
  per series)...................................... 27.20%                 125,000,000
                                                   ------                 ------------
TOTAL NET ASSETS ................................. 100.00%                $459,568,599
                                                   ------                 ------------
                                                   ------                 ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

# Security trades infrequently. The Fund prices this security using a procedure approved by the Fund's Board of Directors.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                 TOTAL NET ASSETS             PER SHARE
                                            ---------------------------   -----------------
NET ASSET VALUE, COMMON SHARES:
Beginning of period: 5/31/01*.............                 $    100,275           $   14.33
    Net investment income.................  $ 11,390,118                  $0.47
    Net realized and unrealized loss on
       investments........................   (22,416,802)                 (0.91)
    Offering costs for Common shares
       charged to paid-in capital.........      (745,677)                 (0.03)
    Offering costs for Preferred shares
       charged to paid-in capital.........    (1,781,000)                 (0.07)
    Distributions from net investment
       income.............................    (8,714,951)                 (0.36)
                                                                          -----
    Capital stock transactions:
         Sold.............................   356,736,636
                                            ------------
Net increase/(decrease) in net asset
  value...................................                  334,468,324               (0.90)
                                                           ------------           ---------
End of period: 9/30/01....................                 $334,568,599           $   13.43
                                                           ------------           ---------
                                                           ------------           ---------
End of period, Auction Rate Cumulative
  Preferred Shares, Series M and Series W:
  9/30/01.................................                 $125,000,000           $2,500.00
                                                           ------------           ---------
                                                           ------------           ---------

-------------------
* Commencement of operations.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                 COHEN & STEERS                                      COHEN & STEERS
               ------------------                                    --------------
               EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE

      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX


            FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                 COHEN & STEERS                                      COHEN & STEERS
               ------------------                                    --------------
               SPECIAL EQUITY FUND                             INSTITUTIONAL REALTY SHARES


      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Corp.
                                       225 Franklin Street
 George Grossman                       Boston, MA 02110
 Director

 Willard H. Smith, Jr.                 TRANSFER AGENT
 Director                              Equiserve Trust Company
                                       150 Royall Street
 Adam Derechin                         Canton, MA 02021
 Vice President and Assistant          (800) 426-5523
 Treasurer

 Lawrence B. Stoller                   LEGAL COUNSEL
 Assistant Secretary                   Simpson Thacher & Bartlett
                                       425 Lexington Avenue
                                       New York, NY 10017

                                       New York Stock Exchange Symbol: RLF
                                       Website: www.cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       11

                                 COHEN & STEERS
                                ----------------
                          ADVANTAGE INCOME REALTY FUND


                        -------------------------------

                               QUARTERLY REPORT
                              SEPTEMBER 30, 2001


COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017